UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 21, 2007

ALEXANDER’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

210 Route 4 East Paramus, New Jersey	07652
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 587-8541

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2007, a wholly-owned subsidiary of Alexander’s, Inc. (the “Company”), closed a construction loan providing up to $350,000,000 to finance its Rego Park project, a development consisting of a 600,000 square foot shopping center on four levels and a parking deck containing approximately 1,400 spaces. The loan has an interest rate of LIBOR plus 1.20% and a term of three years with a one-year extension option. A copy of the Building Loan Agreement and related documents are attached hereto as Exhibit 10.1 through 10.8 and are incorporated by reference.

A press release describing the transaction was issued by the Company on December 21, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above, is incorporated by reference herein into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

10.1

Building Loan Agreement, dated as of December 21, 2007, among Alexander’s of Rego Park II, Inc., as Borrower, PB Capital Corporation, as Lender, Norddeutsche Landesbank Girozentrale, New York Branch, as Lender, Wells Fargo Bank, National Association, as Lender, Landesbank Baden-Wurttemberg, New York Branch, as Lender, Bank of Ireland, Connecticut Branch, as Lender, PB Capital Corporation, as Administrative Agent, PB Capital Corporation and Norddeutsche Landesbank Girozentrale, New York Branch, as Co-Arrangers.

10.2

Project Loan Agreement, dated as of December 21, 2007, among Alexander’s of Rego Park II, Inc., as Borrower, PB Capital Corporation, as Lender, Norddeutsche Landesbank Girozentrale, New York Branch, as Lender, Wells Fargo Bank, National Association, as Lender, Landesbank Baden-Wurttemberg, New York Branch, as Lender, Bank of Ireland, Connecticut Branch, as Lender, PB Capital Corporation, as Administrative Agent, PB Capital Corporation and Norddeutsche Landesbank Girozentrale, New York Branch, as Co-Arrangers.

10.3

Series I Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of December 21, 2007, from Alexander’s of Rego Park II, Inc., as Mortgagor, to PB Capital Corporation, as Administrative Agent for the Lenders.

10.4

Series II Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of December 21, 2007, from Alexander’s of Rego Park II, Inc., as Mortgagor, to PB Capital Corporation, as Administrative Agent for the Lenders.

10.5

Series I Project Loan Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of December 21, 2007, from Alexander’s of Rego Park II, Inc., as Mortgagor, to PB Capital Corporation, as Administrative Agent for the Lenders.

10.6

Series II Project Loan Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of December 21, 2007, from Alexander’s of Rego Park II, Inc., as Mortgagor, to PB Capital Corporation, as Administrative Agent for the Lenders.

10.7	Guaranty of Completion, dated as of December 21, 2007, executed by Alexander’s, Inc. for the benefit of PB Capital Corporation, as Administrative Agent for itself and the other Lenders

10.8	Guaranty of Payment, dated as of December 21, 2007, executed by Alexander’s, Inc. for the benefit of PB Capital Corporation, as Administrative Agent for itself and the other Lenders.

99.1	Press Release issued on December 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President and Chief Financial Officer

Date: December 28, 2007

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